Offerings - Offering: 1	Nov. 03, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 169,032,552.21
Fee Rate	0.01381%
Amount of Registration Fee	$ 23,343.4
Offering Note

(1) Calculated solely for purposes of determining the amount of the filing fee. This amount is based upon the offer to purchase up to 9,102,453 Class S Units of North Haven Private Income Fund LLC at a price equal to $18.57 per unit, which represents the Company’s net asset value as of December 31, 2025.

(2) Calculated at $138.10 per $1,000,000 of the transaction value.